Exhibit 10.4

THIS NOTE HEREOF HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW FOR DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNLESS IT HAS BEEN SO REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

CONVERTIBLE DEMAND PROMISSORY NOTE

Principal Amount: $15,000.00	Issue Date: October 13, 2009

FOR VALUE RECEIVED, the undersigned, Signature Exploration & Production Corp, a Delaware corporation (the “Borrower” or the “Company”), hereby promises to pay to the order of Bristol Investment Fund, Ltd. (together with each of their said heirs, personal representatives, successors and assigns, and any such bearer, being hereinafter referred to collectively as  the “Holder”), on or before October 13, 2010 (the “Maturity Date”), the principal sum of Fifteen Thousand Dollars ($15,000.00) (this “Note”), together with interest thereon at the rate set forth herein (the “Loan”).  For purposes of this Note, “Borrower” shall mean all successors in interest and assignees, including, without limitation, pursuant to a merger, consolidation, reorganization, recapitalization or other similar restructuring event (collectively, a “Reorganization”), and all endorsers, sureties and guarantors and any other person liable or to become liable with respect to the Loan.

1.    Interest Rate. Interest shall accrue on the outstanding principal balance of this Note from and after the date hereof at the rate of 10% per annum.  Interest shall be calculated on the basis of a 360-day year, and shall be charged on the principal outstanding from time to time for the actual number of days elapsed.

2.           Payment of Principal and Interest. The Borrower shall pay the Holder all accrued interest shall be paid on the Maturity Date.

3.           Conversion.  At any time while this Note is outstanding, the Holder may convert any portion of this Note that is outstanding, whether such portion represents principal or interest, into shares of common stock of the Company (the “Conversion Shares”) at a price (the “Conversion Price”) equal to $0.01 (the “Conversion Price”).  The Company must deliver the Conversion Shares to the Holder no later than the third (3rd) business day after the date (the “Conversion Date”) that the Holder notifies the Company that it elects to effectuate a conversion (such third business day is hereinafter referred to as the “Share Delivery Date”).

4.           Holder’s Conversion Limitations.  The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable conversion notice (“Notice of Conversion”) submitted by the Holder, the Holder (together with the Holder’s affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of common stock beneficially owned by the Holder and its affiliates shall include the number of shares of common stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of common stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other convertible securities or warrants) beneficially owned by the Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  To the extent that the limitation contained in this Section 4 applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any affiliates) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.   For purposes of this Section 4, in determining the number of outstanding shares of common stock, the Holder may rely on the number of outstanding shares of common stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of common stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of common stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of this Note held by the Holder.  The Holder, upon not less than 61 days’ prior notice to the Company, may waive the Beneficial Ownership Limitation and the Beneficial Ownership Limitation shall no longer apply as of the 61st day after such notice is delivered to the Company.  The limitations contained in this paragraph shall apply to a successor holder of this Note.

5.           Acknowledgement by the Holder.  The Holder hereby represents and warrants to the Borrower that the Holder has sufficient knowledge and experience of financial and business matters so that the Holder is able to evaluate the merits and risks of purchasing this Note and the Holder has had substantial experience in previous private and public purchases of securities.  The Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act.

6.           Event of Default.  Any of the following shall constitute an “Event of Default” under this Note, and shall give rise to the remedies provided in Section 7 herein:

(a)	The failure by the Borrower to pay the Indebtedness or otherwise to satisfy when due, as contemplated in Section 2;

(b)	The failure by the Borrower to deliver the Conversion Shares by the Share Delivery Date, as contemplated in Section 3;

(c)	The failure by the Borrower to timely file and keep current periodic reports with the SEC;

(d)
If the Borrower:  (i) makes a general assignment for the benefit of creditors; (ii) is adjudicated a bankrupt or insolvent; (iii) files a voluntary petition in bankruptcy; (iv) takes advantage, as against its creditors, of any bankruptcy law or statute of the United States of America or any state or subdivision thereof now or hereafter in effect; (v) has a petition or proceeding filed against it under any provision of any bankruptcy or insolvency law or statute of the United States of America or any state or subdivision thereof, which petition or proceeding is not dismissed within 30 days after the date of the commencement thereof; (vi) has a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed by any court to take charge of its affairs or assets or business and such appointment is not vacated or discharged within 30 days thereafter; or (vii) takes any action in furtherance of any of the foregoing;

(e)
Any merger, liquidation, dissolution or winding up of the Borrower or its business or any sale of all or substantially all of the Borrower’s capital stock or assets; provided, however, the merger or sale of the Borrower with a successor entity that acknowledges and expressly assumes in writing the Borrower’s obligations hereunder shall not be considered an “Event of Default” for purposes hereof; or

(f)	The Borrower attempts to effectuate or effectuates a reverse stock split of its common stock without first obtaining the prior written consent of the Holder.

7.           Remedies on Default.  If any Event of Default shall occur and be continuing for a period of seven (7) calendar days, the Holder shall, in addition to any and all other available rights and remedies, have the right, at the Holder’s option unless such Event of Default shall have been cured or waived in writing by the Holder (which waiver shall not be deemed to be a waiver of a subsequent default), to:  (a) declare the entire unpaid principal balance of this Note, together with all interest accrued thereon and all other sums due by the Borrower hereunder (the “Default Amount”), to be immediately due and payable; and (b) pursue any and all available remedies for the collection of such principal and interest to enforce its rights as described herein; and in such case the Holder may also recover all costs of suit and other expenses in connection therewith, including reasonable attorney’s fees for collection and the right to equitable relief (including, but not limited to, injunctions) to enforce the Holder’s rights as set forth herein.

8.           Certain Waivers.  Except as otherwise expressly provided in this Note, the Borrower hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment and default with respect to the Indebtedness evidenced hereby.  The Borrower hereby expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Borrower.

9.           Waivers and Amendments; Cumulative Remedies.  Neither any provision of this Note nor any performance hereunder may be waived orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver or discharge is sought.  No right or remedy conferred upon the parties under this Note is intended to be exclusive of any other right or remedy contained herein or in any instrument or document delivered in connection herewith, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and/or now or hereafter existing at law or in equity or otherwise.

10.           Governing Law.  This Note shall be deemed to be a contract made under the laws of the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law.  If either party shall commence an action or proceeding to enforce any provision of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

11.           Consent to Jurisdiction and Service of Process.  The Borrower by execution, and the Holder by acceptance, hereof each consent to the jurisdiction of any federal district court in the State of New York having competent jurisdiction.  The Borrower waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Holder may elect, by certified mail directed to the Borrower at the location provided for in Section 13 hereof, or, in the alternative, in any other form or manner permitted by law.

12.           Additional Documents.  From time to time the Holder will execute and deliver to the Borrower such additional instruments as the Borrower may reasonably request to effectuate the purposes of this Note.

13.           Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or by nationally recognized overnight courier or sent via facsimile addressed to:

If to the Borrower:

Signature Exploration and Production Corp.
Attn: Steven Weldon
201 St Charles Avenue, Ste 2500
New Orleans, LA 70170
Fax: (504) 524-7979

If to the Holder:

Bristol Investment Fund Ltd.
c/o Bristol Capital Advisors LLC
Attn: Amy Wang, Esq.
6353 W. Sunset Blvd.
Suite 4006
Hollywood, CA 90028
Facsimile: (323) 960-3805

or at such other address as shall have been furnished to the other party in writing.  All such notices and other written communications shall be effective:  (a) if mailed, five days after mailing; (b) if delivered, upon delivery; and (c) if sent via facsimile, upon confirmation of receipt.

14.           Wiring Instructions.  Any amount wired to the Borrower hereunder shall be wired in accordance with the following wiring instructions:

Bank Name:                                           See Attached
Account Name:                                    __________________
Account Number:                                __________________
Routing number:                                  ___________________

15.           Severability.  If any provision of this Note is prohibited or unenforceable in any jurisdiction, it shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor the remaining provisions hereof, nor render unenforceable such provision in any other jurisdiction.

16.           Assignment.  This Note shall inure to the benefit of, and shall be binding upon, the Borrower and the Holder and their respective successors and permitted assigns.  Neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party.

17.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  A facsimile signature of any party shall be considered to have the same binding legal effect as an original signature.

18.           No Stockholder Rights.  Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meeting of stockholders for the election of directors of the Borrower or any other matters or any rights whatsoever as a stockholder of the Borrower; and no dividends shall be payable or accrued in respect of this Note.

19.           JURY WAIVER.  THE BORROWER BY EXECUTION, AND THE HOLDER BY ACCEPTANCE, HEREOF EACH CONSENT THAT IN ANY CIVIL ACTION, COUNTERCLAIM, OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS, OR RELATES TO THIS NOTE, ANY AND ALL TRANSACTIONS CONTEMPLATED BY THIS NOTE, THE PERFORMANCE OF THIS NOTE, OR THE RELATIONSHIP CREATED BY THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY.  ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THIS NOTE OF THE WAIVER OF THEIR RIGHT TO A TRIAL BY JURY.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Note on and as of the date first set forth above.

Signature Exploration & Production Corp, a Delaware corporation, as Borrower

By: /s/ Steven Weldon
Name: Steven Weldon
Title: Chief Financial Officer